UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23499

Goldman Sachs Real Estate Diversified Income Fund

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq. Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	Stephen H. Bier, Esq. William J. Bielefeld, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Interval Fund Annual Report September 30, 2023 Real Estate Diversified Income Fund

Goldman Sachs Real Estate Diversified Income Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Real Estate Diversified Income Fund

Investment Objective The Fund seeks to produce income and achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Diversified Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended September 30, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Class I, Class L, Class W and Class P Shares generated average annual total returns, without sales charges, of -5.05%, -5.77%, -4.77%, -5.28%, -4.96% and -4.87%, respectively.

As of September 30, 2023, the Fund’s net asset value (“NAV”) for Class A, Class C, Class I, Class L, Class W and Class P Shares was $8.79, $8.79, $9.26, $8.80, $8.96 and $9.26, respectively.

Q	What distributions did the Fund make during the Reporting Period?

A

The Fund’s Class A Shares declared dividends totaling $0.65 per unit. The Fund’s Class C Shares declared dividends totaling $0.58 per unit. The Fund’s Class I Shares declared dividends totaling $0.67 per unit. The Fund’s Class L Shares declared dividends totaling $0.62 per unit. The Fund’s Class W Shares declared dividends totaling $0.65 per unit. The Fund’s Class P Shares declared dividends totaling $0.67 per unit.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A

For the Reporting Period overall, the U.S. real estate securities market posted positive returns that underperformed the broader U.S. equity market but outpaced the U.S. fixed income market. The weaker performance of the U.S. real estate securities market compared to the broad U.S. equity market was driven primarily by concerns about vacancy rates and refinance risk in specific property types as well as about the impact of elevated inflation and interest rate hikes. Such concerns affected the commercial real estate market overall, even as many property types maintained, in our view, strong underlying fundamentals, attractive growth prospects and healthy balance sheets.

As the Reporting Period began in October 2022, the U.S. real estate securities market performed well. Investors were witnessing a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish U.S. Federal Reserve (“Fed”), consumer resilience and data supporting the theme of slowing economic growth. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Although the third calendar quarter corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost cutting as headlines of layoffs remained in the spotlight, especially within the technology sector.

During the first quarter of 2023, the U.S. real estate securities market continued to post positive returns but underperformed the broader U.S. equity market. Initial calendar year gains were largely on the back of heightened optimism around disinflationary signals in economic data. However, gains from January and February 2023 in the real estate investment trust (“REIT”) market overall were given back in March after concerns surfaced surrounding potential spillover effects to commercial real estate from the regional bank crisis. During the second quarter of 2023, the U.S. real estate securities market continued to gain ground, but it still did not outperform the broader U.S. equity market. The main driver of the real estate market’s relative underperformance was concerns in the commercial real estate space relating to tightening financial conditions and potential refinancing risk. This led to a wide dispersion of returns across companies and property types. For example, technology REITs were strong, due largely to steady growth demand for data centers as well as tailwinds stemming from heightened focus on artificial intelligence (“AI”) innovation. Conversely, office REITs were especially weak, declining based on concerns about tightening credit/financing conditions and vacancies/occupancy levels.

1

PORTFOLIO RESULTS

During the third quarter of 2023, the U.S. real estate securities market fell significantly, underperforming the broader U.S. equity market, which also generated negative returns. Firms juggled several challenges regarding margin compression and top-line growth from rising costs, reduced consumer spending and higher interest expenses. (Margin compression describes a reduction in gross profit due to higher costs.) That said, mega-cap technology names, primarily in the semiconductor and software industries, continued to dominate headlines and positive investor sentiment due to significant AI tailwinds.

For the Reporting Period overall, technology was the best performing property type, followed by retail. The strong performance of technology properties through most of the Reporting Period was driven primarily by increased data usage and significant AI tailwinds. Retail REITs performed well as companies experienced reasonable leasing demand even as retail sales weakened. Conversely, office and triple net were the worst performing property types during the Reporting Period. Overall, office leasing volume gradually picked up during the Reporting Period but still trailed 2019 levels. Also, the office sub-sector has been on the “wrong” side of work-from-home trends, one of the few real estate property types with returns still below pre-pandemic levels. Triple net properties performed weakly due largely to concerns about vacancy rates and refinance risk in specific REIT sub-sectors as well as about the impact of elevated inflation and interest rate hikes.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Mortgage REITs and preferred stocks overall both contributed positively to the Fund’s performance, as their attractive valuations and ability to benefit from higher short-term interest rates were rewarded by investors during the Reporting Period. Listed, or public equity, self-storage equities and listed lab office equities detracted from the Fund’s performance, as higher interest rates and slowing fundamentals meaningfully impacted their valuations. At the end of the Reporting Period, we continued to hold Fund positions in both listed self-storage and listed lab office equities and believed both property types were well-positioned for the long term.

Q	What were some of the Fund’s best-performing individual holdings during the Reporting Period?

A

The top individual contributors to the Fund’s performance during the Reporting Period were Carlyle Property Investors, LP; Oaktree Real Estate Income Fund; and Brookfield Premier Real Estate Partners, LP.

Carlyle Property Investors, LP is a private equity fund, which showed resilience during the Reporting Period despite rapidly changing market conditions. It systematically increased exposures to its highest conviction sectors, such as manufactured housing, single-family rental, active adult and industrial, which collectively represented more than 70% of its portfolio, compared to just more than 50% two years ago. This strategy has been key to the fund’s thematic approach—investing in “demographically and technology driven” sectors that maximize upside potential but seek to hedge downside risk. Notably, the fund had no exposure to the office, retail or hotel sectors during the Reporting Period. The fund’s investment strategy also seeks diversification through making a number of investments, numbering 212 at the end of the Reporting Period, which helped mitigate downside risk even if there were individual problem assets. The fund’s leverage was at 50% at a weighted average cost of 5.5% during the Reporting Period, which was below market, providing another accretive driver to its overall performance.

Oaktree Real Estate Income Fund is a public real estate mutual fund, wherein multi-family properties represent approximately 60% of its portfolio, industrial properties approximately 25%, and the remainder in life science, single-family rental and office properties. Fundamentals across the multi-family and industrial sectors remained resilient during the Reporting Period, with high occupancy and income growth rates. These sectors, in our view, also had a positive outlook for annualized net operating income growth. The fund’s composition, with only limited office and retail exposure, also contributed positively to its strong performance during the Reporting Period.

Brookfield Premier Real Estate Partners, LP is a private equity fund, whose positive performance during the Reporting Period was mostly driven by its significant exposure to logistics and multi-family properties, comprising approximately 51% and 32% of its portfolio, respectively.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	The positions that detracted most from the Fund’s performance during the Reporting Period were Angel Oak Mortgage, Inc.; Alexandria Real Estate Equities, Inc.; and Extra Space Storage, Inc.

Angel Oak Mortgage, Inc. is a mortgage REIT focused on acquiring and investing in first-lien non-qualified mortgage loans and other mortgage-related assets. The REIT’s weak performance during the Reporting Period can be attributed to volatility in the capital markets, driven, in turn, by increased interest rates and ongoing concerns about a potential recession. During the Reporting Period, we sold out of the Fund’s position in Angel Oak Mortgage, Inc., as the company’s fundamentals had weakened, in our view.

2

PORTFOLIO RESULTS

Alexandria Real Estate Equities, Inc., a public equity REIT, is the largest owner of life science office space in the U.S. Its weak performance during the Reporting Period was primarily affected by the broader office REIT downturn in early 2023. The company delivered an earnings report in line with consensus expectations in February 2023, which we viewed as positive in the face of concerns around life science office REIT fundamentals. At the end of the Reporting Period, we believed the demand for life science space would remain strong in the years ahead, fueled by drug research and innovation. We further believed the life science office space was relatively immune to work-from-home trends, as it is not possible to collaborate with others to conduct research and create new drugs from one’s home. Finally, new permits and new builds essentially stopped during the Reporting Period given the rising cost of capital. This, combined with vacancy rates in three primary life science clusters remaining in the mid-single-digit range, means rents should remain relatively firm, in our view.

Extra Space Storage, Inc., a public equity REIT, provides storage and reinsurance services to tenants. While Extra Space Storage, Inc. posted strong absolute results during the Reporting Period, concerns began to emerge around a slowdown in demand due to reduced housing turnover and ongoing economic challenges. At the end of the Reporting Period, we believed the REIT had a strong long-term business model with attractive relative and absolute valuations. We further believed the company would perform well over the real estate cycle, and we expected its management team to continue creating value through acquisitions and balance sheet management.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use any derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position in CubeSmart, a self-storage REIT. We believe CubeSmart has a strong long-term business model with attractive relative and absolute valuations, and we expect it to perform well through the real estate cycle. We also established a Fund position in UDR, a multi-family housing REIT, during the Reporting Period. We like UDR’s diversification around both U.S. coastal and Sunbelt regions as well as its historical track record of maintaining stable margins. In our view, UDR has demonstrated strong and consistent shareholder returns through innovation, best-in-class operations and disciplined capital allocation.

Conversely, we sold the Fund’s position in Public Storage, a self-storage operator, due to what we saw as unfavorable valuations. We opted to take advantage of investment opportunities in what we considered to be more attractive names in the space. We also eliminated the Fund’s position during the Reporting Period in Digital Realty Trust, a global provider of data centers, due to issues involving the company’s balance sheet.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A

Early in the Reporting Period, we increased the Fund’s allocation to public real estate securities, as we sought to take advantage of relatively discounted valuations. Also, there was a capital call from Ares Real Estate Enhanced Income Fund, L.P., a private real estate investment fund, early in the Reporting Period. (A capital call is a legal right of an investment firm to demand a portion of the money promised to it by an investor. A capital call fund would be the money that had been committed to the fund. Capital calls are often used to secure short-term funding on projects within private equity funds in order to cover the time between the financing agreement and the money received.)

During the first quarter of 2023, we placed redemption requests in select private funds and continued to place capital in public real estate securities where we saw meaningful discounted valuations. We trimmed the Fund’s positions in select self-storage, industrial and manufactured housing names that had performed well in prior months and put the proceeds into mortgage REITs that had meaningfully underperformed.

We opportunistically reinvested proceeds from private fund redemptions into public real estate securities where we saw meaningful valuation discounts during the second quarter of 2023. In the third quarter of 2023, we made some modest changes within the Fund by increasing exposure within the industrial sub-sector. Also, select public real estate securities holdings were trimmed based on the growth and performance of other listed companies.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was invested with approximately 53.9% of its total net assets in private equity, approximately 25.6% of its total net assets in public equity, approximately 7.9% of its total net assets in private credit, approximately 5.9% of its total net assets in public

3

PORTFOLIO RESULTS

credit, approximately 4.2% of its total net assets in preferred securities and approximately 1.4% of its total net assets in cash and cash equivalents.

Approximately 80.1% of Fund assets was invested in equities representing property types that we believe benefit from strong demographic tailwinds or revenues protected by long-term lease obligations. Approximately 17.8% of assets was invested in credit instruments diversified across property types and focused on seeking relatively consistent and reliable streams of cash flows and low loan-to-value ratios. (Loan-to-value (“LTV”) ratio equals the mortgage amount divided by the purchase price or appraised property value. The LTV ratio is one way lenders and financial institutions can assess lending risk before approving a mortgage. Generally, loans that have high LTV ratios are considered more risky and as a result carry higher interest rates—and vice versa.) Even though higher on the capital structure, we believed the Fund’s credit sleeve could generate equity-like returns with lower volatility. The private portion of the Fund was diversified at the end of the Reporting Period across institutional General Partners and strategies.

Within the Fund’s equity sleeve, approximately 23.8% of assets was invested in the industrial sub-sector, 20.6% in the multi-family sub-sector, 5.2% in the student housing sub-sector, 5.2% in the self-storage sub-sector, 4.6% in the towers sub-sector, 4.3% in the lodging sub-sector, 3.7% in the lab office sub-sector, 2.9% in the single family rental sub-sector 2.8% in the manufactured housing sub-sector, 2.3% in the office sub-sector and the remainder across the retail, medical office buildings, senior housing, data centers and mixed use sub-sectors.

Q	How did the Fund use leverage during the Reporting Period?

A

The lines of credit established by the Fund under our management are bilateral, fully committed, revolving credit facilities. The Fund used leverage intermittently during the Reporting Period as a short-term cash flow management tool. More specifically, the credit agreements maintained by the Fund were typically utilized during quarterly repurchase periods and to dynamically allocate between private and public securities when other sources of capital were not immediately available. Using leverage in this way enables quick market entry to ensure those opportunities were not otherwise missed. The Fund did not use leverage habitually during the Reporting Period, meaning the Fund did not maintain a balance on any credit facility on a recurring basis.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we saw rising interest rates, increased recessionary concerns and elevated inflation as top of mind for real estate investors. In our view, these market conditions created an increasingly attractive opportunity to gain exposure to publicly-traded REITs at discounted valuations.

More specifically, we saw rising interest rates as a potentially positive driver for real estate because incumbent asset values will likely rise since it becomes more difficult to borrow, limiting new supply. Additionally, interest rates have been rising because of the global central bank response to high inflation, which also is likely, in our opinion, to drive up incumbent asset values, as the cost of building new assets goes up. Further, higher mortgage rates can benefit multi-family and single-family rental properties by making renting more affordable compared to owning. Of course, like all financial assets, the value of real estate declines as interest rates drive increases in cost of capital, all else being equal. And another possible risk is that rising rates increase borrowing costs for real estate companies, which could negatively impact earnings—though this may be offset by rental growth in some sub-sectors.

As for increased recessionary concerns, it is well worth noting that REITs have historically performed well in economic recoveries following a recession.

REITs also offer inflation hedging benefits. For example, some leases/contracts are linked to inflation; others can typically be re-set in line with inflation. Also, incumbent asset values tend to increase as it becomes more expensive to develop new ones, given increasing land, labor and material costs.

In our view, public real estate companies and REITs were priced at a substantial discount to their private value at the end of the Reporting Period. This dispersion has historically led to strong subsequent outperformance for public real estate companies and REITs. This valuation disconnect between public and private real estate values was seen among virtually all property types, providing, we believed, an unprecedented opportunity to get exposure to property types tied to secular growth at substantial discounts. Further, almost all property types were priced at the end of the Reporting Period at substantial discounts relative to history on a public to private basis, providing, we felt, an attractive means to access these exposures via the public market as well as potentially attractive arbitrage opportunities.

4

PORTFOLIO RESULTS

Finally, given this backdrop, we maintained our view that the best way to manage the Fund going forward is via a highly active approach—one that requires casting a wide net across both private and public real estate investments and across equity and credit asset classes—to best take advantage of the opportunities in the full real estate investment universe. We also maintained our belief that an integrated approach can help garner the complementary aspects of public and private markets, specifically the ability to gain both more diversified and complementary property type exposures and exploit short-term pricing dislocations between public and private real estate. For instance, rising interest rate risk may be mitigated by focusing on owners of real estate properties for rent, not developers of properties for sale, since for rent properties tend to have more predictable and growing cash flows. We also believed disruption trends may be exploited by being underweight retail, which we see as being on the “wrong” side of e-commerce dynamics, and commodity office, which we see as being on the “wrong” side of work-from-home trends, while focusing on property types exposed to secular growth opportunities, such as data centers and communications infrastructure towers.

As we move forward, we intend to maintain our active and integrated approach that aims to balance the need for attractive income and capital appreciation with low to moderate volatility relative to equity and public real estate markets by investing primarily in income-producing real estate equity and debt securities. Through this actively managed closed-end interval Fund, we will continue seeking to provide access to both private and public real estate diversified across property types, geography and asset class (equity and debt).

Sector, sub-sector and property type designations throughout this shareholder report are defined by Goldman Sachs Asset Management.

5

FUND BASICS

Real Estate Diversified Income Fund

as of September 30, 2023

TOP TEN HOLDINGS AS OF 9/30/23[1]

Holding	% of Net Assets	Asset Class

Oaktree Global Credito FIC FIM	8.6%	Private REIT & Private Investment Funds

TA Realty Core Property Fund, LP	8.0	Private REIT & Private Investment Funds

RealTerm Logistics Income Fund	4.9	Private REIT & Private Investment Funds

Sentinel Real Estate Fund	4.9	Private REIT & Private Investment Funds

CBRE U.S. Core Partners, LP	4.8	Private REIT & Private Investment Funds

Greystar Student Housing Growth and Income Fund	4.3	Private REIT & Private Investment Funds

Ares Industrial Real Estate Fund, LP	3.8	Private REIT & Private Investment Funds

Harrison Street Core Property Fund, LP	3.5	Private REIT & Private Investment Funds

SBA Communications Corp. REIT	2.6	Real Estate Investment Trust (REIT)

Ladder Capital Corp. REIT	2.5	Real Estate Investment Trust (REIT)

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

ASSET CLASS ALLOCATION[2]

Percentage of Net Assets

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall allocations may differ from percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Performance Summary

September 30, 2023

The following graph shows the value, as of September 30, 2023, of a $10,000 investment made on October 1, 2013 in Class A Shares at NAV (with a maximum sales charge of 5.75%). For comparative purposes, the performance of a private/public blended Index (70% NCREIF ODCE Index & 30% MSCI US REIT Index, with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Real Estate Diversified Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from October 1, 2013 through September 30, 2023.

Average Annual Total Returns through September 30, 2023*,**	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	(5.05)%	3.13%	5.78%	N/A

Including sales charges	(10.92)%	1.91%	5.16%	N/A

Class C (Commenced on August 1, 2014)

Excluding sales charges	(5.77)%	2.35%	N/A	4.20%

Including sales charges	(6.72)%	2.35%	N/A	4.20%

Class I (Commenced on August 1, 2014)	(4.77)%	3.39%	N/A	4.98%

Class L (Commenced on July 10, 2017)

Excluding sales charges	(5.28)%	2.86%	N/A	3.81%

Including sales charges	(9.31)%	1.98%	N/A	3.09%

Class W (Commenced on November 21, 2014)	(4.96)%	3.13%	N/A	4.73%

Class P (Commenced on June 29, 2021)	(4.87)%	N/A	N/A	0.45%

*

These returns assume reinvestment of all distributions at NAV and reflect maximum initial sales charge of 5.75% for Class A, 4.25% for Class L, and the assumed contingent deferred sales charge of 1% for Class A and C Shares, if repurchased within 18 months and 12 months of purchase, respectively. Because Class P, Class I and Class W Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Return.

7

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

**

After the close of business on May 15, 2020, the Resource Real Estate Diversified Income Fund (the “Predecessor Fund”) was reorganized into the Fund. The Fund has assumed the historical performance of the Predecessor Fund, which was managed by another investment adviser. Therefore, the performance information reported above for the Fund is the combined performance of the Fund and the Predecessor Fund. The performance information shown in this report for periods through May 15, 2020 reflects the performance of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods through May 15, 2020.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments September 30, 2023

Description	Value

Private Real Estate Investment Trusts & Private Investment Funds – 61.8%(a)

Ares Industrial Real Estate Fund, LP	$18,349,536
Ares US Real Estate Fund IX, LP	6,265,332
Bain Capital Real Estate Fund I-B, LP	8,083,951
Brookfield Premier Real Estate Partners, LP	1,864,084
Brookfield Real Estate Finance Fund V, LP	8,391,800
Carlyle Property Investors, LP	10,000,000
CBRE U.S. Core Partners, LP	23,245,873
Clarion Partners Debt Investment Fund, LP	5,874,549
Clarion Ventures 4, LP	2,853,445
Greystar Student Housing Growth and Income Fund	21,114,257
Harrison Street Core Property Fund, LP	17,158,946
Heitman Core Real Estate Debt Income Trust,
LP	9,454,526
Manulife US REIT	10,503,259
Nuveen U.S. Core-Plus Real Estate Debt Fund,
LP	9,882,852
Oaktree Global Credito FIC FIM	41,841,572
Prologis Targeted U.S. Logistics Holdings II, LP	9,755,834
RealTerm Logistics Income Fund	24,035,835
Sculptor Real Estate Credit Fund, LP	4,796,503
Sentinel Real Estate Fund	23,880,360
TA Realty Core Property Fund, LP	39,037,859
The Trumbull Property Fund, LP	4,355,592
Truman 2016 SC5, LLC	66,184

TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS
(Cost $316,038,779)	300,812,149

Shares	Description	Value

Common Stocks – 32.6%

Hotel & Resort REITs – 2.0%
118,870	Ryman Hospitality Properties, Inc. REIT	9,899,494

Industrial REITs – 2.7%
146,637	Americold Realty Trust, Inc. REIT	4,459,231
15,996	EastGroup Properties, Inc. REIT	2,663,814
34,631	Prologis, Inc. REIT	3,885,944
42,517	Terreno Realty Corp. REIT	2,414,966

		13,423,955

Mortgage Real Estate Investment Trusts (REITs) – 6.2%
1,164,730	Ladder Capital Corp. REIT	11,950,130
1,113,996	Redwood Trust, Inc. REIT	7,942,791
146,783	Starwood Property Trust, Inc. REIT	2,840,251
1,115,946	TPG RE Finance Trust, Inc. REIT	7,510,317

		30,243,489

Office REITs – 1.7%
81,330	Alexandria Real Estate Equities, Inc. REIT	8,141,133

Residential REITs – 7.6%
143,195	American Homes 4 Rent, Class A REIT	4,824,240
45,031	AvalonBay Communities, Inc. REIT	7,733,624
168,105	Equity LifeStyle Properties, Inc. REIT	10,709,969

Shares	Description	Value

Common Stocks – (continued)

Residential REITs – (continued)
165,343	Invitation Homes, Inc. REIT	$5,239,720
234,017	UDR, Inc. REIT	8,347,386

		36,854,939

Specialized REITs – 12.4%
63,814	American Tower Corp. REIT	10,494,212
278,617	CubeSmart REIT	10,623,666
7,277	Equinix, Inc. REIT	5,284,994
80,107	Extra Space Storage, Inc. REIT	9,739,409
62,716	SBA Communications Corp. REIT	12,553,862
387,973	VICI Properties, Inc. REIT	11,290,014

		59,986,157

TOTAL COMMON STOCKS (Cost $178,616,891)		158,549,167

Shares	Description	Dividend Rate	Value

Preferred Stocks – 4.2%

Hotel & Resort REITs – 0.1%
23,740	Pebblebrook Hotel Trust, Series E	6.38%	474,563

Mortgage Real Estate Investment Trusts (REITs) – 2.3%
72,971	Annaly Capital Management, Inc., Series F	10.65%	1,848,355
77,545	MFA Financial, Inc., Series C	6.50	1,478,008
85,864	PennyMac Mortgage Investment Trust, Series B	8.00	1,816,024
87,777	Rithm Capital Corp., Series B	7.13	1,994,293
73,559	Two Harbors Investment Corp., Series B	7.63	1,477,065
128,562	Two Harbors Investment Corp., Series A	8.13	2,716,515

			11,330,260

Real Estate Management & Development – 1.8%
130,157	DigitalBridge Group, Inc., Series H	7.13	2,850,438
130,774	DigitalBridge Group, Inc., Series J	7.13	2,824,719
130,381	DigitalBridge Group, Inc., Series I	7.15	2,777,115

			8,452,272

TOTAL PREFERRED STOCKS (Cost $22,627,360)			20,257,095

The accompanying notes are an integral part of these consolidated financial statements.	9

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued) September 30, 2023

Shares	Dividend Rate	Value

Investment Company – 2.8%(b)
Goldman Sachs Financial Square Government Fund - Institutional Shares
13,406,835	5.240%	$13,406,835
(Cost $13,406,835)
TOTAL INVESTMENTS – 101.4% (Cost $530,689,865)		$493,025,246
LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(6,640,152)
NET ASSETS – 100.0%		$486,385,094

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $300,812,149, which represents approximately 61.8% of net assets as of September 30, 2023. See additional details below:

Security	Date(s) of Purchase	Cost
Ares Industrial Real Estate Fund, LP	12/21/22-01/19/23	$19,810,280
Ares US Real Estate Fund IX, LP	09/19/19-05/11/23	6,847,528
Bain Capital Real Estate Fund I-B, LP	12/18/19-07/27/23	5,676,640
Brookfield Premier Real Estate Partners, LP	10/01/19-12/20/21	1,767,037
Brookfield Real Estate Finance Fund V, LP	10/03/19-06/28/23	10,488,503
Carlyle Property Investors, LP	10/01/19-09/20/23	10,000,000
CBRE U.S. Core Partners, LP	03/30/22-07/20/23	26,110,232
Clarion Partners Debt Investment Fund, LP	02/14/17-08/01/22	5,510,660
Clarion Ventures 4, LP	07/01/16-07/10/19	6,923,743
Greystar Student Housing Growth and Income Fund	01/04/22-07/24/23	20,842,528
Harrison Street Core Property Fund, LP	09/15/21-07/26/23	17,935,045
Heitman Core Real Estate Debt Income Trust, LP	07/27/17-01/26/23	10,329,560
Manulife US REIT	04/08/22-07/25/23	12,840,355
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	10/01/19-08/01/23	10,959,780
Oaktree Global Credito FIC FIM	10/07/21-09/28/23	40,981,397
Prologis Targeted U.S. Logistics Holdings II, LP	01/03/20-06/20/23	7,938,956
RealTerm Logistics Income Fund	04/18/22-07/28/23	25,439,673
Sculptor Real Estate Credit Fund, LP	01/21/20-08/30/23	5,433,435
Sentinel Real Estate Fund	05/04/22-07/18/23	25,497,765
TA Realty Core Property Fund, LP	01/04/22-08/08/23	39,908,304
The Trumbull Property Fund, LP	01/04/16-10/01/18	4,797,358
Truman 2016 SC5, LLC	10/21/19	–
Total		$316,038,779

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

Additional information on investments in private real estate investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2023

Ares Industrial Real Estate Fund, LP	$18,349,536	Quarterly	90	$–

Ares US Real Estate Fund IX, LP	6,265,332	N/R	N/R	966,283

Bain Capital Real Estate Fund I-B, LP	8,083,951	N/R	N/R	2,913,827

Brookfield Premier Real Estate Partners, LP	1,864,084	Quarterly	90	–

Brookfield Real Estate Finance Fund V, LP	8,391,800	N/R	N/R	9,888,972

Carlyle Property Investors, LP	10,000,000	Quarterly	90	–

CBRE U.S. Core Partners, LP	23,245,873	Quarterly	60	–

Clarion Partners Debt Investment Fund, LP	5,874,549	N/R	N/R	4,652,799

Clarion Ventures 4, LP	2,853,445	N/R	N/R	963,242

Greystar Student Housing Growth and Income Fund	21,114,257	Quarterly	90	–

Harrison Street Core Property Fund, LP	17,158,946	Quarterly	45	–

Heitman Core Real Estate Debt Income Trust, LP	9,454,526	Quarterly	90	–

Manulife US REIT	10,503,259	Quarterly	60	–

Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	9,882,852	Quarterly	45	–

Oaktree Global Credito FIC FIM	41,841,572	N/R	N/R	–

Prologis Targeted U.S. Logistics Holdings II, LP	9,755,834	Quarterly	90	–

RealTerm Logistics Income Fund	24,035,835	Quarterly	90	–

Sculptor Real Estate Credit Fund, LP	4,796,503	N/R	N/R	3,409,998

Sentinel Real Estate Fund	23,880,360	Quarterly	90	–

TA Realty Core Property Fund, LP	39,037,859	Quarterly	45	–

The Trumbull Property Fund, LP	4,355,592	Quarterly	60	–

Truman 2016 SC5, LLC	66,184	N/R	N/R	–

Wheelock Street Real Estate Long Term Value Fund	–	Annually	90	25,000,000

N/R - Not Redeemable

The accompanying notes are an integral part of these consolidated financial statements.	11

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statement of Assets and Liabilities September 30, 2023

Real Estate Diversified Income Fund(a)

Assets:

Investments in unaffiliated issuers, at value (cost $517,283,030)	$479,618,411
Investments in affiliated issuers, at value (cost $13,406,835)	13,406,835
Cash	288,895
Receivables:
Dividends	3,008,890
Fund Shares sold	861,836
Reimbursement from investment adviser	230,241
Collateral for credit facility	46,148
Other assets	246,603

Total assets	497,707,859

Liabilities:

Payables:
Investments purchased	10,000,000
Management fees	517,577
Distribution and Service fees and Transfer Agency fees	202,244
Accrued expenses	602,944

Total liabilities	11,322,765

Commitments and contingencies

Net Assets:

Paid-in Capital	510,487,933
Total distributable earnings (loss)	(24,102,839)

NET ASSETS	$486,385,094
Net Assets:
Class A	$69,952,918
Class C	37,064,246
Class I	114,738,421
Class L	4,568,650
Class W	29,307,267
Class P	230,753,592
Total Net Assets	$486,385,094
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,956,294
Class C	4,216,237
Class I	12,393,522
Class L	519,114
Class W	3,272,569
Class P	24,906,166
Net asset value and offering price per share:(b)
Class A	$8.79
Class C	8.79
Class I	9.26
Class L	8.80
Class W	8.96
Class P	9.26

(a)

Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)

Maximum public offering price per share for Class A is $9.33 and Class L is $9.19. Upon repurchase, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

12	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statement of Operations For the Fiscal Year Ended September 30, 2023

Real Estate Diversified Income Fund(a)

Investment income:

Dividends — unaffiliated issuers	$18,981,644

Dividends — affiliated issuers	745,565

Total Investment Income	19,727,209

Expenses:

Management fees	6,889,992

Professional fees	1,336,149

Interest on borrowing	969,319

Transfer Agency fees	771,676

Distribution and/or Service (12b-1) fees(b)	652,318

Custody, accounting and administrative services	362,655

Printing and mailing costs	299,276

Shareholder Service fees(b)	130,138

Registration fees	82,459

Trustee fees	54,618

Other	54,641

Total expenses	11,603,241

Less — expense reductions	(259,498)

Net expenses	11,343,743

NET INVESTMENT INCOME	8,383,466

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(2,225,711)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(31,441,684)

Net realized and unrealized loss	(33,667,395)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,283,929)

(a)

Statement of Operations for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Distribution and/or Service and Shareholder Service fees were as follows:

Distribution and/or Service (12b-1) Fees				Shareholder Service Fees
Class A	Class C	Class L	Class W	Class C	Class L
$195,191	$352,205	$12,737	$92,185	$117,401	$12,737

The accompanying notes are an integral part of these consolidated financial statements.	13

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statements of Changes in Net Assets

	Real Estate Diversified Income Fund(a).

	For the Fiscal Year Ended September 30, 2023	For the Fiscal Year Ended September 30, 2022

From operations:

Net investment income	$8,383,466	$10,956,596

Net realized gain (loss)	(2,225,711)	13,681,428

Net change in unrealized loss	(31,441,684)	(23,732,164)

Net increase (decrease) in net assets resulting from operations	(25,283,929)	905,860

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,293,136)	(2,313,451)

Class C Shares	(661,185)	(1,610,006)

Class I Shares	(2,053,655)	(3,850,656)

Class L Shares	(79,939)	(157,568)

Class W Shares	(588,504)	(1,179,564)

Class P Shares	(4,180,466)	(5,454,080)

From return of capital:

Class A Shares	(4,004,725)	(3,165,131)

Class C Shares	(2,047,630)	(2,202,718)

Class I Shares	(6,359,977)	(5,268,243)

Class L Shares	(247,564)	(215,575)

Class W Shares	(1,822,544)	(1,613,812)

Class P Shares	(12,946,520)	(7,461,959)

Total distributions to shareholders	(36,285,845)	(34,492,763)

From share transactions:

Proceeds from sales of shares	73,256,595	301,496,257

Reinvestment of distributions	20,210,490	19,154,584

Cost of shares redeemed	(124,541,428)	(59,214,251)

Net increase (decrease) in net assets resulting from share transactions	(31,074,343)	261,436,590

TOTAL INCREASE (DECREASE)	(92,644,117)	227,849,687

Net Assets:
Beginning of year	579,029,211	351,179,524

End of year	$486,385,094	$579,029,211

(a)

The Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.

14	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statement of Cash Flows(a) For the Fiscal Year Ended September 30, 2023

Increase (Decrease) in cash – Cash flows provided by operating activities:

Net decrease in net assets from operations	$(25,283,929)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:

Payments for purchases of investments	(260,809,770)

Proceeds from sales of investments	326,316,781

Net (payments for purchase) proceeds from sales of short-term investment securities	(6,803,723)

(Increase) Decrease in assets:

Receivable for dividends	(672,751)

Collateral for credit facility	1,892,119

Reimbursement from investment adviser	(230,241)

Other assets	(244,993)

Increase (Decrease) in liabilities:

Distribution and Service fees and Transfer Agency fees	(20,024)

Management fees	(101,946)

Accrued expenses	278,125

Net realized (gain) loss on:

Investments	2,225,711

Net change in unrealized (gain) loss on:

Investments	31,441,684

Net cash provided by operating activities	67,987,043

Cash flows used in financing activities:

Proceeds from sale of shares	73,353,295

Cost of shares repurchased	(124,541,428)

Decrease in payable to custodian	(434,660)

Distributions paid	(16,075,355)

Drawdowns from line of credit	117,500,000

Repayment of line of credit	(117,500,000)

Net cash used in financing activities	(67,698,148)

NET INCREASE IN CASH	$288,895

Cash (restricted and unrestricted):
Beginning of year	$–

End of year	$288,895

Supplemental disclosure:

Cash paid for interest and related fees	969,319

Reinvestment of distributions	20,210,490

(a) Statement of Cash Flows for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these consolidated financial statements.	15

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Diversified Income Fund

	Class A Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.91	$10.45	$9.38	$10.69	$10.47

Net investment income(a)	0.14	0.21	0.20	0.29	0.40

Net realized and unrealized gain (loss)	(0.61)	(0.04)	1.47	(0.89)	0.42

Total from investment operations	(0.47)	0.17	1.67	(0.60)	0.82

Distributions to shareholders from net investment income	–	(0.19)	(0.34)	(0.23)	(0.26)

Distributions to shareholders from net realized gains	(0.15)	(0.11)	(0.26)	(0.30)	(0.21)

Distributions to shareholders from return of capital	(0.50)	(0.41)	–	(0.18)	(0.13)

Total distributions	(0.65)	(0.71)	(0.60)	(0.71)	(0.60)

Net asset value, end of year	$8.79	$9.91	$10.45	$9.38	$10.69

Total Return(b)	(5.05)%	1.43%	18.24%	(5.20)%	8.17%

Net assets, end of year (in 000’s)	$69,953	$80,263	$83,054	$87,520	$96,114

Ratio of net expense to average net assets before interest expenses	1.99%	1.98%	1.99%	1.99%	1.99%

Ratio of net expense to average net assets after interest expenses	2.17%	2.05%	2.10%	2.19%	2.83%

Ratio of total expense to average net assets after interest expenses	2.22%	2.06%	2.34%	2.28%	2.90%

Ratio of net investment income to average net assets	1.42%	1.97%	2.02%	2.88%	3.83%

Portfolio turnover rate(c)	46%	56%	73%	53%	65%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Diversified Income Fund

	Class C Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.91	$10.45	$9.38	$10.68	$10.47

Net investment income(a)	0.06	0.12	0.13	0.20	0.32

Net realized and unrealized gain (loss)	(0.60)	(0.03)	1.46	(0.87)	0.41

Total from investment operations	(0.54)	0.09	1.59	(0.67)	0.73

Distributions to shareholders from net investment income	–	(0.16)	(0.26)	(0.16)	(0.22)

Distributions to shareholders from net realized gains	(0.16)	(0.11)	(0.26)	(0.29)	(0.18)

Distributions to shareholders from return of capital	(0.42)	(0.36)	–	(0.18)	(0.12)

Total distributions	(0.58)	(0.63)	(0.52)	(0.63)	(0.52)

Net asset value, end of year	$8.79	$9.91	$10.45	$9.38	$10.68

Total Return(b)	(5.77)%	0.67%	17.37%	(5.94)%	7.24%

Net assets, end of year (in 000’s)	$37,064	$54,094	$69,360	$72,826	$74,609

Ratio of net expense to average net assets before interest expenses	2.73%	2.74%	2.74%	2.74%	2.74%

Ratio of net expense to average net assets after interest expenses	2.91%	2.81%	2.84%	2.94%	3.58%

Ratio of total expense to average net assets after interest expenses	2.95%	2.82%	3.09%	3.04%	3.64%

Ratio of net investment income to average net assets	0.63%	1.18%	1.27%	2.04%	3.08%

Portfolio turnover rate(c)	46%	56%	73%	53%	65%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Diversified Income Fund

	Class I Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.40	$10.93	$9.78	$11.13	$10.91

Net investment income(a)	0.17	0.26	0.24	0.33	0.45

Net realized and unrealized gain (loss)	(0.64)	(0.05)	1.54	(0.93)	0.42

Total from investment operations	(0.47)	0.21	1.78	(0.60)	0.87

Distributions to shareholders from net investment income	–	(0.19)	(0.37)	(0.26)	(0.27)

Distributions to shareholders from net realized gains	(0.16)	(0.11)	(0.26)	(0.31)	(0.23)

Distributions to shareholders from return of capital	(0.51)	(0.44)	–	(0.18)	(0.15)

Total distributions	(0.67)	(0.74)	(0.63)	(0.75)	(0.65)

Net asset value, end of year	$9.26	$10.40	$10.93	$9.78	$11.13

Total Return(b)	(4.77)%	1.70%	18.59%	(5.05)%	8.35%

Net assets, end of year (in 000’s)	$114,738	$145,519	$98,018	$74,220	$55,138

Ratio of net expense to average net assets before interest expenses	1.74%	1.70%	1.74%	1.74%	1.74%

Ratio of net expense to average net assets after interest expenses	1.92%	1.76%	1.84%	1.94%	2.63%

Ratio of total expense to average net assets after interest expenses	1.96%	1.77%	2.12%	2.03%	2.68%

Ratio of net investment income to average net assets	1.66%	2.31%	2.33%	3.16%	4.10%

Portfolio turnover rate(c)	46%	56%	73%	53%	65%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Diversified Income Fund

	Class L Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.92	$10.46	$9.39	$10.69	$10.48

Net investment income(a)	0.11	0.18	0.18	0.27	0.38

Net realized and unrealized gain (loss)	(0.61)	(0.04)	1.46	(0.89)	0.40

Total from investment operations	(0.50)	0.14	1.64	(0.62)	0.78

Distributions to shareholders from net investment income	—	(0.18)	(0.31)	(0.20)	(0.24)

Distributions to shareholders from net realized gains	(0.15)	(0.11)	(0.26)	(0.30)	(0.20)

Distributions to shareholders from return of capital	(0.47)	(0.39)	—	(0.18)	(0.13)

Total distributions	(0.62)	(0.68)	(0.57)	(0.68)	(0.57)

Net asset value, end of year	$8.80	$9.92	$10.46	$9.39	$10.69

Total Return(b)	(5.28)%	1.17%	17.93%	(5.46)%	7.79%

Net assets, end of year (in 000’s)	$4,569	$5,323	$5,919	$5,538	$10,402

Ratio of net expense to average net assets before interest expenses	2.24%	2.23%	2.24%	2.24%	2.24%

Ratio of net expense to average net assets after interest expenses	2.42%	2.30%	2.34%	2.44%	3.13%

Ratio of total expense to average net assets after interest expenses	2.46%	2.31%	2.59%	2.54%	3.17%

Ratio of net investment income to average net assets	1.15%	1.70%	1.76%	2.71%	3.60%

Portfolio turnover rate(c)	46%	56%	73%	53%	65%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Diversified Income Fund

	Class W Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.08	$10.62	$9.52	$10.85	$10.63

Net investment income(a)	0.14	0.21	0.21	0.31	0.41

Net realized and unrealized gain (loss)	(0.61)	(0.04)	1.49	(0.92)	0.42

Total from investment operations	(0.47)	0.17	1.70	(0.61)	0.83

Distributions to shareholders from net investment income	–	(0.18)	(0.34)	(0.24)	(0.26)

Distributions to shareholders from net realized gains	(0.16)	(0.11)	(0.26)	(0.30)	(0.21)

Distributions to shareholders from return of capital	(0.49)	(0.42)	–	(0.18)	(0.14)

Total distributions	(0.65)	(0.71)	(0.60)	(0.72)	(0.61)

Net asset value, end of year	$8.96	$10.08	$10.62	$9.52	$10.85

Total Return(b)	(4.96)%	1.40%	18.28%	(5.31)%	8.13%

Net assets, end of year (in 000’s)	$29,307	$39,873	$40,617	$47,709	$92,006

Ratio of net expense to average net assets before interest expenses	1.98%	1.98%	1.99%	1.99%	1.99%

Ratio of net expense to average net assets after interest expenses	2.16%	2.04%	2.10%	2.19%	2.84%

Ratio of total expense to average net assets after interest expenses	2.20%	2.05%	2.33%	2.23%	2.88%

Ratio of net investment income to average net assets	1.42%	1.98%	2.02%	2.99%	3.85%

Portfolio turnover rate(c)	46%	56%	73%	53%	65%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Diversified Income Fund

	Class P Shares
	Year Ended September 30,		Period Ended September 30, 2021(a)
	2023	2022

Per Share Data

Net asset value, beginning of period	$10.41	$10.93	$10.63

Net investment income(b)	0.17	0.28	0.05

Net realized and unrealized gain (loss)	(0.65)	(0.06)	0.41

Total from investment operations	(0.48)	0.22	0.46

Distributions to shareholders from net investment income	–	(0.18)	(0.09)

Distributions to shareholders from net realized gains	(0.16)	(0.11)	(0.07)

Distributions to shareholders from return of capital	(0.51)	(0.45)	–

Total distributions	(0.67)	(0.74)	(0.16)

Net asset value, end of period	$9.26	$10.41	$10.93

Total Return(c)	(4.87)%	1.79%	4.31%

Net assets, end of period (in 000’s)	$230,754	$253,957	$54,212

Ratio of net expense to average net assets before interest expenses	1.74%	1.63%	1.74	%(d)

Ratio of net expense to average net assets after interest expenses	1.92%	1.70%	1.81	%(d)

Ratio of total expense to average net assets after interest expenses	1.97%	1.71%	2.61	%(d)

Ratio of net investment income to average net assets	1.67%	2.49%	1.81	%(d)

Portfolio turnover rate(e)	46%	56%	73%

(a)	Commenced operations on June 29, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the period and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements September 30, 2023

1. ORGANIZATION

Goldman Sachs Real Estate Diversified Income Fund (the “Fund”), is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company and is structured as an “interval fund,” a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund was organized as a Delaware statutory trust on December 2, 2019. The Fund offers six classes of shares: Class A, Class C, Class I, Class L, Class W, and Class P Shares.

Class A and Class L Shares are sold with front-end sales charges of up to 5.75% and 4.25%, respectively. Class C Shares are sold with contingent deferred sales charges (“CDSC”) 1.00% which are imposed on repurchases made within 12 months of purchase. In addition, purchases of Class A Shares of $1 million or more may be subject to a maximum CDSC of 1.00% which are imposed on repurchases made within 18 months of purchase. Class I, Class W, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Basis of Consolidation for the Fund — DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC (each a “Subsidiary” and collectively, the “Subsidiaries”), limited liability companies, were incorporated on February 3, 2020, March 12, 2020, and June 30, 2021, respectively, and are currently wholly-owned subsidiaries of the Fund. The Subsidiaries act as investment vehicles for the Fund to enable the Fund to gain exposure to certain types of private real estate investments. Under the Amended and Restated Limited Liability Company Agreement of each Subsidiary, shares issued by the Subsidiary confer upon its member the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of September 30, 2023, the Fund’s net assets were $486,385,094, of which, $124,829,862, or 26%, are represented by DIF Investments LLC’s net assets; $164,783,616, or 34%, are represented by DIF Investments II LLC’s net assets; and $2,853,445, or 1%, are represented by DIF Investments III LLC’s net assets.

B. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date with the exception of capital calls, which are recorded on due date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund. Expenses which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service and Transfer Agency fees.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date.

22

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund currently intends to make regular quarterly cash distributions of all or a portion of its net investment income to shareholders. The Fund will pay shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage used by the Fund. The Fund intends to pay any capital gains distributions at least annually. In order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net distributable earnings actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce the Fund’s NAV. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization that may differ. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying consolidated financial statements as either from distributable earnings or capital.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable

23

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued) September 30, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

C. Other Fair Valuation Investments — Prices or valuations that require significant unobservable inputs (including assumptions in determining fair value measurement).

The fair valuation technique depends on the investment characteristics and the availability of observable inputs. Investments are classified within the level of the lowest significant input considered in determining fair value. GSAM uses NAV as its measure of fair values for investments in LP/LLC interests when (i) the investment does not have a readily determinable fair value and (ii) the NAV of the investment is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the investments have been classified, GSAM has assessed factors including, but not limited to, price transparency. An investment in LP/LLC interests using NAV as its measure of fair value is excluded from the fair value hierarchy.

The fair value technique and type of valuation input varies by investment type as follows:

Private REITs — Private Real Estate Investment Trusts (“Private REITs”) report their investment assets at fair value, and typically report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private REITs at their respective NAVs typically at each quarter. To determine the NAV of the Fund with respect to investments in Private REITs, GSAM relies on information that it receives periodically from the Private REITs, adjusted on a daily basis, based on a change in a relevant proxy that the GSAM has deemed to be representative of the market.

Private Investment Funds — Private investment funds (“Private Investment Funds”) measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private Investment Funds at their respective NAVs typically at each quarter. To determine the NAV of the Fund with respect to investments in Private Investment Funds, GSAM relies on information that it receives periodically from the Private Investment Funds, adjusted on a daily basis, based on a change in a relevant proxy that the GSAM has deemed to be representative of the market.

24

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

D. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of September 30, 2023:

REAL ESTATE DIVERSIFIED INCOME FUND

Investment Type	Level 1	Level 2	Level 3	Total

Assets

Common Stock and/or Other Equity Investments(a)
North America	$158,549,167	$20,257,095	$—	$178,806,262
Investment Company	13,406,835	—	—	13,406,835

Subtotal	$171,956,002	$20,257,095	$—	$192,213,097

Investments measured at NAV				300,812,149

Total				$493,025,246

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.25% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2023, the effective net management rate was 1.24% of the Fund’s average daily net assets.

The Fund invests in Institutional Shares of the Underlying Money Market Fund, which is an affiliated underlying fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated underlying fund in which the Fund invests. For the fiscal year ended September 30, 2023, GSAM waived $29,257 of the Fund’s management fee.

B. Distribution and Service (12b-1) Plan — The Fund, on behalf of its Class A, Class C, Class L and Class W Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs & Co. LLC, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by the Distributor to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class L and Class W Shares of the Fund, as set forth below:

Share Class	Distribution Services	Shareholder Services	Maximum Distribution- Related and Shareholder Services

Class A	0.25%	0.25%	0.25%

Class C	0.75%	0.25%	1.00%

Class L	0.25%	0.25%	0.50%

Class W	0.25%	0.25%	0.25%

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A and Class L Shares’ front end sales charge and Class A and Class C Shares’ CDSC. During the fiscal year ended September 30, 2023, Goldman Sachs retained $6,314 and $0 for Class A and Class L Shares, respectively, and did not retain any portion of the CDSC for Class A or Class C Shares.

25

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued) September 30, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency and dividend disbursing services are accrued daily and paid monthly at an annual rate of 0.14% of the Fund’s average daily net assets.

E. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, credit facility commitment fees, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.354%. This Other Expense limitation will remain in place through at least January 27, 2024, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Consolidated Statement of Operations.

Goldman Sachs may voluntarily waive a portion of any payments under the Fund’s Distribution and Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended September 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Real Estate Diversified Income Fund	$ 29,257	$ 230,241	$ 259,498

F. Other Transactions with Affiliates — For the fiscal year ended September 30, 2023, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended September 30, 2023:

Underlying Fund	Beginning value as of September 30, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of September 30, 2023	Shares as of September 30, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$6,603,112	$324,304,489	$(317,500,766)	$13,406,835	13,406,835	$745,565

G. Financing Agreements — The Fund has entered into secured revolving bank line of credit facilities (each a “Credit Facility” and collectively the “Credit Facilities”) with major financial institutions for the purpose of investment purchases subject to the limitations of the Act for borrowings. The Credit Facilities provide for borrowings in an aggregate amount up to $95,000,000 for the Fund. Borrowings under the Credit Facilities, which are secured by certain assets of the Fund, bear interest. The interest rates are based on variable rates (i.e., the Secured Overnight Financing Rate (“SOFR”)) plus market spreads. The Fund currently pays unused commitment fees of 0.20%—0.75% per annum. Interest is accrued daily and paid quarterly. The Fund had an average outstanding balance and weighted average annual interest rate for the period of $26,088,957 and 5.13%, respectively. As of September 30, 2023, there were no outstanding borrowings under the Credit Facilities.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended September 30, 2023, were $249,511,258 and $289,300,621, respectively.

26

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended September 30, 2023 was as follows:

Real Estate Diversified Income Fund

Distributions paid from:

Ordinary Income	$—

Net long-term capital gains	8,856,885

Total taxable distributions	$8,856,885

Return of Capital	$27,428,960

The tax character of distributions paid during the fiscal year ended September 30, 2022 was as follows:

Real Estate Diversified Income Fund

Distributions paid from:

Ordinary Income	$615,480

Net long-term capital gains	13,949,845

Total taxable distributions	$14,565,325

Return of Capital	$19,927,438

As of September 30, 2023, the components of accumulated earnings (losses) on a tax-basis were as follows:

Real Estate Diversified Income Fund

Timing differences (Late Year Ordinary Loss Deferral/Post October Capital Loss Deferral)	$(2,470,119)

Unrealized gains (losses) — net	(21,632,720)

Total accumulated earnings (losses) — net	$(24,102,839)

As of September 30, 2023, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Real Estate Diversified Income Fund

Tax Cost	$514,904,287

Gross unrealized gain	22,222,075

Gross unrealized loss	(43,854,795)

Net unrealized gain (loss)	$(21,632,720)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

The Fund reclassed $1,562,745 from distributable earnings to paid in capital for the fiscal year ended September 30, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of partnership investments and underlying fund investments.

27

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued) September 30, 2023

6. TAX INFORMATION (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. REPURCHASE OFFERS

The Fund has adopted the following fundamental policies, which cannot be changed without the vote of a majority of Fund shareholders, in order to repurchase its Shares:

●	On a quarterly basis, in the months of March, June, September and December, the Fund will make an offer to repurchase a designated percentage of the outstanding shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the Act, as it may be amended from time to time.

●	The Fund will repurchase only shares that are tendered by the deadline for such repurchase request (“Repurchase Request Deadline”). The Board will establish the Repurchase Request Deadline for each Repurchase Offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

●	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the day on which shares eligible for repurchase are priced.

The Fund may also make discretionary repurchase offers in addition to the quarterly Repurchase Offer period once every two years.

Repurchase Offer Amounts.    Each quarter, the Fund’s Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Board may determine to increase the Repurchase Offer Amount by up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline.

During the fiscal year ended September 30, 2023, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 8% of the number of its outstanding shares (up to 10% at the discretion of the officers of the Fund) for the repurchase offer commencing on September 21, 2022 and up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) for the repurchase offers commencing on December 21, 2022, March 15, 2023, and June 21, 2023, each as of the Repurchase Pricing Dates. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4

Commencement Date	September 21, 2022	December 21, 2022	March 15, 2023	June 21, 2023

Repurchase Request Deadline	October 19, 2022	January 18, 2023	April 12, 2023	July 19, 2023

Repurchase Pricing Date	October 19, 2022	January 18, 2023	April 12, 2023	July 19, 2023

Shares Tendered for Repurchase	3,195,862	1,369,209	3,175,983	3,915,682

Shares Repurchased	3,195,862	1,369,209	3,175,983	3,915,682

8. UNFUNDED COMMITMENTS

As of September 30, 2023, other than the unfunded commitments for investments currently held as of the reporting date that are disclosed in the Consolidated Schedule of Investments footnote disclosures, the Fund also had an unfunded commitment of $25,000,000 relating to the Wheelock Street Real Estate Long Term Value Fund, a Private Investment Fund.

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GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Industry Concentration Risk — The Fund concentrates its investments in the real estate industry, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if their investments were diversified across different industries. The value of companies engaged in the real estate industry is affected by, among others, (i) changes in general economic and market conditions; (ii) changes in the value of (or income generated by) real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive; (ix) fluctuations in occupancy levels and demand for properties or real estate-related services; and (x) changes in interest rates and leverage. There are also special risks associated with particular sub-industries, or real estate operations generally.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — The Fund may use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. The Fund may utilize leverage, which magnifies the market risk.

Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Private Real Estate Investment Funds Risk — The Fund’s performance depends in part upon the performance of the applicable private real estate investment fund managers and selected strategies, the adherence by such private real estate investment fund managers to such selected strategies, the instruments used by such private real estate investment fund managers and GSAM’s ability to select private real estate investment fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the private real estate investment fund level.

The Fund’s investments in certain private real estate investment funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion

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GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued) September 30, 2023

9. OTHER RISKS (continued)

of its interest in a private real estate investment fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of. Private real estate investment funds are not publicly traded and therefore are not liquid investments. Private real estate investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage.

Private REIT Risk — In addition to the risks described in “Private Real Estate Investment Fund Risk” and “REIT Risk,” Private REITs are typically smaller and financially less stable than Public REITs. Private REITs are unlisted, making them hard to value and trade. Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs, which makes private REITs more difficult to evaluate from an investment perspective.

REIT Risk — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Repurchase Offers Risk — The Fund operates as an “interval fund,” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The repurchase of shares by the Fund would decrease the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that must be borne by the Fund and its shareholders. This may result in higher short-term capital gains for taxable shareholders.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur.

10. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Trust, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees currently serve as a Trustee of each of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. If elected, the Nominees will serve as Trustees

30

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

11. OTHER MATTERS (continued)

alongside the current Trustees of the Trust. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

12. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on October 18, 2023, which resulted in 3,580,418 Fund Shares being repurchased for $32,742,702. There were 3,580,418 Fund Shares tendered for repurchase for this repurchase offer. Accordingly, the Fund repurchased 100% of the total number of shares tendered for repurchase.

Other than noted above, subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued) September 30, 2023

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Real Estate Diversified Income Fund

	For the Fiscal Year Ended September 30, 2023		For the Fiscal Year Ended September 30, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	965,709	$9,313,200	1,031,232	$10,900,853

Reinvestment of distributions	228,766	2,164,197	220,710	2,295,484

Shares repurchased	(1,336,872)	(12,837,279)	(1,098,246)	(11,522,114)

	(142,397)	(1,359,882)	153,696	1,674,223

Class C Shares

Shares sold	66,008	633,133	181,711	1,922,107

Reinvestment of distributions	112,901	1,071,723	180,986	1,888,508

Shares repurchased	(1,422,426)	(13,751,114)	(1,538,119)	(16,146,349)

	(1,243,517)	(12,046,258)	(1,175,422)	(12,335,734)

Class P Shares

Shares sold	4,156,046	42,932,235	19,282,311	213,573,722

Reinvestment of distributions	1,329,124	13,229,223	935,391	10,137,716

Shares repurchased	(4,978,798)	(50,356,564)	(775,556)	(8,558,766)

	506,372	5,804,894	19,442,146	215,152,672

Class I Shares

Shares sold	1,802,446	18,535,356	6,249,928	69,205,154

Reinvestment of distributions	228,032	2,272,651	277,261	3,021,618

Shares repurchased	(3,627,803)	(37,476,894)	(1,501,441)	(16,445,257)

	(1,597,325)	(16,668,887)	5,025,748	55,781,515

Class L Shares

Shares sold	3,534	33,303	1,428	14,725

Reinvestment of distributions	15,852	150,198	17,732	184,670

Shares repurchased	(36,880)	(359,025)	(48,237)	(504,223)

	(17,494)	(175,524)	(29,077)	(304,828)

Class W Shares

Shares sold	179,216	1,809,368	543,425	5,879,696

Reinvestment of distributions	136,826	1,322,498	153,656	1,626,588

Shares repurchased	(997,906)	(9,760,552)	(565,937)	(6,037,542)

	(681,864)	(6,628,686)	131,144	1,468,742

NET INCREASE (DECREASE)	(3,176,225)	$(31,074,343)	23,548,235	$261,436,590

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Real Estate Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) as of September 30, 2023, the related consolidated statements of operations and cash flows for the year ended September 30, 2023, the consolidated statement of changes in net assets for each of the two years in the period end September 30, 2023, including the related notes, and the consolidated financial highlights for each of the four years in the period ended September 30, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the consolidated financial highlights for each of the four years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 29, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, real estate investment trusts, and private investment funds; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 22, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) is a closed-end interval fund that commenced investment operations on May 15, 2020. The Board of Trustees oversees the management of the Fund and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until September 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 19, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar closed-end interval real estate funds, as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser and its affiliates to implement an expense limitation;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)

information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

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GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and repurchase activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of March 31, 2023, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of June 30, 2023. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Class I Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2023. They also noted that the Fund’s investment performance was consistent with the investment objective of seeking to produce income and achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. The Trustees also recalled that the Fund’s predecessor had commenced operations in 2013 and had been reorganized into the Fund in May 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rate payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a closed-end interval fund.

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GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund. In addition, the Trustees also considered the Investment Adviser’s undertaking to implement an expense limitation.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules for the Fund by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2022 and 2021. The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent share repurchase activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. They recognized that if the assets of the Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses become a smaller percentage of overall assets. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s contractual management fee rate. They also considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level of the Fund’s net assets.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the closed-end interval fund marketplace and considered that many of the Fund’s

36

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2024.

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GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; and Goldman Sachs MLP and Energy Renaissance Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 65	Trustee	Since 2021	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).	68	None

			Trustee — Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; and Goldman Sachs MLP and Energy Renaissance Fund.

John F. Killian Age: 68	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009- 2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009).	68	Consolidated Edison, Inc. (a utility holding company)

			Trustee — Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; and Goldman Sachs MLP and Energy Renaissance Fund.

Steven D. Krichmar Age: 65	Trustee	Since 2021	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).	68	None

			Trustee — Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; and Goldman Sachs MLP and Energy Renaissance Fund.

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GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Michael Latham Age: 57	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).	69	None

Trustee — Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund.

Lawrence W. Stranghoener Age: 60	Trustee	Since 2015	Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011- 2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).	69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

			Trustee — Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; and Goldman Sachs MLP and Energy Renaissance Fund.

			Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

39

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).	172	None

President and Trustee — Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Credit Income Fund.

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of September 30, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of September 30, 2023, Goldman Sachs Real Estate Diversified Income Fund consisted of one portfolio; Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 67 portfolios (32 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

40

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Credit Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 48	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary— Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)); Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)) ; Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II; and Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Secretary (2022)).

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; and Goldman Sachs Credit Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of September 30, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Real Estate Diversified Income Fund — Tax Information (Unaudited)

        For the fiscal year ended September 30, 2023, 5.80% of the dividends paid from net investment company taxable income by the Real Estate Diversified Income Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

        For the fiscal year ended September 30, 2023, 94.20% of the dividends paid from net investment company taxable income by the Real Estate Diversified Income Fund qualify as section 199A dividends.

        Pursuant to Section 852 of the Internal Revenue Code, the Real Estate Diversified Income Fund designate $8,856,885 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended September 30, 2023.

41

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

45

TRUSTEES OFFICERS Cheryl K. Beebe, Chair James A. McNamara, President Lawrence Hughes Joseph F. DiMaria, Principal Financial Officer, John F. Killian Principal Accounting Officer and Treasurer Steven D. Krichmar Robert Griffith, Secretary Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282 Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. The report concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Holdings and allocations shown are as of September 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2023 Goldman Sachs. All rights reserved. 344766-OTU-1915588 RLDVINCAR-23

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Goldman Sachs Real Estate Diversified Income Fund

	2023	2022	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$125,000	$131,000	Financial Statement audits.

Audit-Related Fees:

• PwC	$3,121	$4,000	Other attest services.

Tax Fees:

• PwC	$ —	$ —

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Real Estate Diversified Income Fund’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Real Estate Diversified Income Fund pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2023	2022	Description of Services Rendered
Audit-Related Fees:

• PwC	$2,026,919	$1,642,982	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Fund’s Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Real Estate Diversified Income Fund. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Fund may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Fund’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Fund, the Audit Committee will pre-approve those non-audit services provided to the Fund’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Fund’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Fund’s service affiliates listed in Table 2 were approved by the Fund’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Fund by PwC for the twelve months ended September 30, 2023 and September 30, 2022 were approximately $3,121 and $4,000, respectively. The aggregate non-audit fees billed to the Fund’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2022 and December 31, 2021 were approximately $17.1 million and $14.4 million, respectively. With regard to the aggregate non-audit fees billed to the Fund’s adviser and service affiliates, the 2022 and 2021 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Fund’s operations or financial reporting.

Item 4(h) — The Fund’s Audit Committee has considered whether the provision of non-audit services to the Fund’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated the voting of portfolio securities to Goldman Sachs Asset Management L.P. (the “Investment Adviser”). For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

The Investment Adviser conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of GS&Co. and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s portfolio managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2023 is available on or through the Fund’s website at https://www.gsam.com/content/gsam/us/en/advisors/resources/client-service/proxy-voting.html without charge and on the SEC’s website at www.sec.gov.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8(a)(1)

Name	Title	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Kuney, CFA	Managing Director	Since 2021	Ms. Kuney joined the Investment Adviser in 2000. She is a member of the Fundamental Equity and Real Estate Securities Teams.

Timothy Ryan, CFA	Managing Director	Since 2020	Mr. Ryan joined the Investment Adviser in 2010. He is a member of the Fundamental Equity and Real Estate Securities Teams.

Sean Brenan	Managing Director	Since 2020	Mr. Brenan joined the Investment Adviser in 2010. He is a member of the XIG Group.

John Papadoulias	Vice President	Since 2022	Mr. Papadoulias joined the Investment Adviser in April 2019. Prior to joining the Investment Adviser, Mr. Papadoulias was a partner at Rocaton Investment Advisors. Mr. Papadoulias is a member of the XIG Group.

Abhinav Zutshi, CFA	Vice President	Since 2022	Mr. Zutshi joined the Investment Adviser in April 2009. He is a member of the Fundamental Equity and Real Estate Securities Teams.

Item 8(a)(2)

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of September 30, 2023, unless otherwise indicated.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Kristin Kuney, CFA	6	$996	8	$718	21	$689	—	—	—	—	—	—
Timothy Ryan, CFA	2	$466	1	$462	10	$133	—	—	—	—	—	—
Sean Brenan	1	$120	29	$7,970	2	$2,280	—	—	15	$6,520	—	—
John Papadoulias	1	$120	19	$4,390	2	$2,280	—	—	6	$2,970	—	—
Abhinav Zutshi, CFA	4	$640	3	$119	—	—	—	—	—	—	—	—

†	Footnotes:
1.	Asset information is in USD millions unless otherwise specified.
2.	“Other Pooled Investment Vehicles” includes private investment funds and SICAVs.
3.

“Other Accounts” includes a separately managed account platform, advisory mutual fund platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Item 8(a)(3) —

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which is primarily derived from advisory fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to the funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective of the Fund. Other factors may also be considered including: (1) general client/investor orientation and (2) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the Fund or multiple funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a Fund by, among other things, purchasing shares of the relevant Fund(s).

Other Compensation — In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Item 8(a)(4)

The following table shows the portfolio managers’ ownership of securities, including those beneficially owned as well as those owned pursuant to the deferred compensation plan discussed above, in the Fund as of September 30, 2023, unless otherwise noted:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Kristin Kuney, CFA	$100,001-$500,000
Timothy Ryan, CFA	$100,001-$500,000
Sean Brenan	None
John Papadoulias	None
Abhinav Zutshi, CFA	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Real Estate Diversified Income Fund’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on December 5, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	None.

(a)(4)	Not Applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Real Estate Diversified Income Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	November 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	November 30, 2023

By:	/s/ Joseph F. DiMaria
Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	November 30, 2023